Supplemental Financial Disclosure Third Quarter 2015 Exhibit 99.1

Forward-Looking Statements Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-Looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this presentation reflect Colony Capital, Inc.’s (or “the Company”) current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the Company’s control, that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking: the market, economic and environmental conditions in the industrial real estate, single-family rental, and lodging sectors; any decrease in the Company’s net income and funds from operations as a result of the combination transaction with Colony Capital, LLC; the Company’s ability to manage the combination with Colony Capital, LLC effectively; the Company’s exposure to risks to which it has not historically been exposed, including liabilities with respect to the assets acquired from Colony Capital, LLC and ongoing liabilities and business risks inherent to Colony Capital LLC’s business; the Company’s business and investment strategy, including the ability of CAH Operating Partnership, L.P. (“CAH OP,” otherwise known as Colony American Homes) (in which the Company has a significant investment) to execute the Company’s single family home rental strategy; the Company’s ability to generate revenue from the single-family homes in which the Company owns an interest; the Company’s ability to dispose of its real estate investments quickly; the performance of the hotels in which the Company owns an interest; market trends in the Company’s industry, interest rates, real estate values, the debt securities markets or the general economy or the demand for commercial real estate loans; the Company’s projected operating results; actions, initiatives and policies of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. and global economy generally or in specific geographic regions; the Company’s ability to obtain and maintain financing arrangements, including securitizations; the amount and value of commercial mortgage loans requiring refinancing in future periods; the availability of attractive investment opportunities; the availability and cost of debt financing from traditional lenders; the volume of short-term loan extensions; the demand for new capital to replace maturing loans; the Company’s expected leverage; the general volatility of the securities markets in which the Company participates; changes in the value of the Company’s assets; interest rate mismatches between the Company’s target assets and any borrowings used to fund such assets; changes in interest rates and the market value of the Company’s target assets; changes in prepayment rates on the Company’s target assets; effects of hedging instruments on the Company’s target assets; rates of default or decreased recovery rates on the Company’s target assets; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; the Company’s ability to maintain its qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); the availability of opportunities to acquire commercial mortgage-related, real estate-related and other securities; the availability of qualified personnel; estimates relating to the Company’s ability to make distributions to the Company’s stockholders in the future; and the Company’s understanding of its competition. While forward-looking statements reflect Colony Capital, Inc.’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent filings with the SEC. This presentation contains statistics and other data that has been obtained from or compiled from information made available by third-party service providers. Colony Capital, Inc. has not independently verified such statistics or data. Certain of the following slides present information related to the prior performance of Colony Capital, LLC and its affiliates. This information is provided for informational purposes only and is not intended to be indicative of future results. Actual performance of Colony Capital, Inc. may vary materially.

Important Note Regarding Non-GAAP Financial Measures This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO, and core funds from operations, or Core FFO. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures, as well as a description of other metrics presented, are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, or NAREIT.

Table of Contents Overview Summary Metrics Summary of Segments Financial Results Consolidated Income Statements Pro Rata Balance Sheet Pro Rata Operating Results Pro Rata Reconciliation of Net Income to FFO & Core FFO Segmented Balance Sheet Segmented Income Statement Segmented Reconciliation of Net Income to FFO & Core FFO Capitalization Overview Debt Overview Credit Facility, Convertible Debt & Preferred Stock Overview Colony Light Industrial Platform Summary Metrics Portfolio & Lease Overview Colony American Homes Summary Metrics & Portfolio Overview Other Real Estate Equity Summary Metrics Consolidated Other Real Estate Assets Held for Investment Real Estate Debt Summary Metrics Consolidated Loan Portfolio Overview Investment Management Summary Metrics Definitions

I. Overview

Ia. Overview – Summary Metrics See appendix for definitions and acronyms.

Ib. Overview – Summary of Segments (1) Includes all components related to the asset, including real estate and lease-related intangibles.

II. Financial Results

IIa. Financial Results – Consolidated Income Statements

IIb. Financial Results – Pro Rata Balance Sheet

IIc. Financial Results – Pro Rata Operating Results

IId. Pro Rata Reconciliation of Net Income to FFO & Core FFO

IIe. Financial Results – Segmented Balance Sheet (1) Geographic breakdown for each segment is based on the book value of net investments or stockholders' equity of the underlying investments held by each segment, except for the investment management segment, which is based on assets under management.

IIf. Financial Results – Segmented Income Statement

IIg. Financial Results – Segmented Reconciliation of Net Income to FFO & Core FFO

III. Capitalization

IIIa. Capitalization – Overview

IIIb. Capitalization – Debt Overview Based on initial maturity dates. Amounts are presented net of $1.1 million attributable to noncontrolling interests. Amounts include a combined $2.1 million CLNY share of discount on seller-provided zero-interest financing being accreted to debt principal.

IIIc. Capitalization – Credit Facility, Convertible Debt & Preferred Equity Overview

IV. Colony Light Industrial Platform

Interest rate increases to 1-month LIBOR plus 2.5% after the fourth anniversary date. IVa. CLIP – Summary Metrics

IVb. CLIP – Portfolio and Lease Overview Portfolio Lease Rollover Tenant Base by Industry Highly diversified portfolio in which the top 10 tenants compose only 9.0% of the total portfolio with the largest tenant representing only 1.2% of the total portfolio by square feet

V. Colony American Homes

Va. CAH – Summary Metrics & Portfolio Overview (1) All metrics exclude homes owned in FNMA joint venture except home count

VI. Other Real Estate Equity

(1) Includes all components related to the asset, including real estate and lease-related intangibles. VIa. Other Real Estate Equity – Summary Metrics (1) Includes all components related to the asset, including real estate and lease-related intangibles.

VIb. Other Real Estate Equity – Consolidated Other Real Estate Assets Held for Investment

VII. Real Estate Debt

VIIa. Real Estate Debt – Summary Metrics Includes all components related to the asset, including real estate and lease-related intangibles. The variable interest rate on the loan was fixed at 4.28% through an interest rate swap.

VIIb. Real Estate Debt – Consolidated Loan Portfolio Overview Portfolio by Geography (1) Portfolio by Collateral Type (1) (1) Represents CLNY & OP proportionate share by gross carrying amount.

VIII. Investment Management

VIIIa. Investment Management – Summary Metrics

IX. Definitions

IX. Definitions Assets Under Management (“AUM”) refers to the assets for which the Company provides investment management services and includes assets for which it may or may not charge management fees and/or performance allocations. AUM is presented as of September 30, 2015 and equals the sum of: a) the gross fair value of investments held directly by the Company or managed by the Company on behalf of its private funds, co-investments, or other investment vehicles; b) leverage, inclusive of debt held by investments and deferred purchases prices; c) uncalled limited partner capital commitments which the Company is entitled to call from investors during the given commitment period at its discretion pursuant to the terms of their respective funds; and d) with respect to majority-owned and substantially controlled investments the Company consolidates gross assets attributable to third-party investors. The Company's calculations of AUM may differ from the calculations of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers. Colony American Homes (“CAH”) Colony Capital, Inc. (“CLNY”) Colony Light Industrial Platform (“CLIP”) Core Funds from Operations ("Core FFO") is calculated by adjusting Funds from Operations (“FFO”) for the following items, including the Company’s share of these items recognized by the Company’s unconsolidated partnerships and joint ventures: (i) stock compensation expense; (ii) effects of straight-line rent revenue and straight-line rent expense on ground leases; (iii) amortization of acquired above- and below-market lease values; (iv) amortization of deferred financing costs and debt premiums and discounts; (v) unrealized fair value gains or losses on derivative instruments and on foreign currency remeasurements; (vi) acquisition-related expenses, merger and integration costs; (vii) amortization of finite-lived intangibles related to investment management contracts and customer relationships; (viii) gain on remeasurement of consolidated investment entities, net of deferred tax expense, and the effect of amortization thereof; (ix) non-real estate depreciation and amortization; and (x) change in fair value of contingent consideration. Fee-Earning Equity Under Management (“FEEUM”) refers to the equity for which the Company provides investment management services and from which it derives management fees and/or performance allocations. FEEUM is presented as of September 30, 2015, and excludes approximately $1.5 billion of equity capital previously managed for Colony American Homes (“CAH”) which is no longer fee-bearing following the separate internalization of its manager. FEEUM includes $0.7 billion of uncalled limited partner capital commitments which will not bear fees until such capital is called at the Company’s discretion. The Company's calculations of FEEUM may differ from the calculations of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers. Fee-Related Earnings (“FRE”) is a non-GAAP measure that the Company uses to monitor the baseline earnings of its Investment Management (“IM”) business. FRE is comprised of IM segment management fees less IM segment direct cash compensation and benefits (excluding non-cash equity-based compensation), as well as IM segment general and administrative expenses. FRE is presented before income taxes. Funds from Operations ("FFO") is calculated in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization, and after similar adjustments for unconsolidated partnerships and joint ventures. Net Operating Income (“NOI”) is property operating income less property operating expenses adjusted for non-cash items, including straight line rents and above/below market lease amortization. Operating Company (“OP”) Purchased Credit-Impaired (“PCI”) represent loans that were acquired at a discount with evidence of underlying credit deterioration and for which it is probable that all contractually required payments will not be collected.